                                                                  EXHIBIT (a)(2)

                               ZERO CORPORATION
                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK
                                      OF
                               ZERO CORPORATION
                  TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 1, 1996
                                      BY
                               ZERO CORPORATION
                                      AND
                             ELECTRONIC SOLUTIONS,
                         A WHOLLY OWNED SUBSIDIARY OF
                               ZERO CORPORATION

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, FEBRUARY 29, 1996, UNLESS THE OFFER
                                 IS EXTENDED.

              TO: FIRST INTERSTATE BANK OF CALIFORNIA, DEPOSITARY

        By Mail:            By Hand or By Overnight         By Facsimile:
                                   Courier:



First Interstate Bank of   First Interstate Bank of       (201) 296-4293
       California                 California               (for Eligible
   c/o Chemical/Mellon       15821 Ventura Blvd.,        Institutions Only)
  Shareholder Services            Suite 670
      P. O. Box 817         Encino, CA 91436-2946       Confirm by Telephone:
     Midtown Station                  or
   New York, NY 10018      First Interstate Bank of        (800) 522-6645
                                  California
                           120 Broadway, 13th Floor
                              New York, NY 10271



                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)

-------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        SHARES TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))     (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER
                                                                                    OF SHARES      NUMBER OF
                                                                  CERTIFICATE      REPRESENTED       SHARES
                                                                   NUMBER(S)*   BY CERTIFICATE(S)* TENDERED**
                                                                 --------------------------------------------
                                                                 --------------------------------------------
                                                                 --------------------------------------------
                                                                 --------------------------------------------
                                                                 --------------------------------------------
                                                                 --------------------------------------------
                                                                  TOTAL SHARES:

 * Need not be completed by stockholders tendering by book-entry transfer and stockholders tendering Shares held in the Dividend Reinvestment Plan (as defined in the Offer to Purchase) credited to their account.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). This Letter of Transmittal also may be used to tender Shares held in the Dividend Reinvestment Plan by completing the box entitled "Dividend Reinvestment Plan" below. See Instruction 14. This Letter of Transmittal may not, however, be used for Shares held in the Fund (as defined in the Offer to Purchase) and credited to accounts of participants in the Plan (as defined in the Offer to Purchase). See Instruction 13.

  Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company, the Subsidiary or to a Book-Entry Transfer Facility does not constitute a valid delivery.

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution _____________________________________________

    Check Applicable Box:  [_] DTC  [_] MSTC  [_] PDTC

    Account No. _______________________________________________________________

    Transaction Code No. ______________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Stockholder(s) ______________________________________

    Date of Execution of Notice of Guaranteed Delivery ________________________

    Name of Institution that Guaranteed Delivery ______________________________

    If delivery is by book-entry transfer:

    Name of Tendering Institution _____________________________________________

    Check Applicable Box:  [_] DTC  [_] MSTC  [_] PDTC

    Account No. _______________________________________________________________

    Transaction Code No. ______________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to ZERO Corporation, a Delaware corporation (the "Company"), and Electronic Solutions, a Nevada corporation and a wholly owned subsidiary of the Company (the "Subsidiary"; the Company and the Subsidiary are collectively referred to herein as the "Purchasers" and each is sometimes referred to herein individually as a "Purchaser"), the above-described shares of Common Stock of the Company, par value $.01 per share (the "Shares") at a price per Share hereinafter set forth, pursuant to the Purchasers' offer to purchase up to 4,000,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 1, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers all right, title and interest in and to all the Shares, including Shares held in the Dividend Reinvestment Plan and credited to the undersigned's account, that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 1, 1996 (collectively, "Distributions")) or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer or upon the order of the Purchasers and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchasers, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares,
(b) present certificates for such Shares and all Distributions for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, the Company or the Subsidiary to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

  The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Purchasers' acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer.

  The undersigned understands that the Purchasers will determine a single per Share price (not greater than $18.00 nor less than $15.75 per Share) net to the Seller in cash, without interest thereon, (the "Purchase Price") that they will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Purchasers will select the lowest Purchase Price that will enable them to purchase Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $18.00 nor less than $15.75 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Purchasers will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer.

  The undersigned understands that the Purchasers have not yet determined what respective proportions each Purchaser will contribute toward the total amount of funds required to consummate the Offer and is aware that the percentage of Shares to be purchased by each of the Purchasers will not be determined until after the Expiration Date and after the time at which Shares may be withdrawn pursuant to the terms of the Offer. The undersigned understands this may affect the tax treatment of certain tendering stockholders. See Section 13 of the Offer to Purchase. The undersigned understands that the Purchasers shall purchase Shares from each tendering stockholder whose Shares are to be purchased pursuant to the Offer proportionately to the amount of each Purchaser's respective contribution toward the aggregate Purchase Price for all Shares purchased pursuant to the Offer (with appropriate adjustments to avoid purchases of fractional Shares).

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchasers may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that neither the Company nor the Subsidiary has any obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchasers do not accept for payment any of the Shares so tendered.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
-------------------------------------------------------------------------------
 CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS BELOW), THERE IS NO
                            VALID TENDER OF SHARES.
-------------------------------------------------------------------------------

  [_] $15.75       [_] $16.00           [_] $16.25           [_] $16.50           [_] $16.75
  [_] $17.00       [_] $17.25           [_] $17.50           [_] $17.75           [_] $18.00

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

   This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on January 31, 1996, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares other than Shares held in the Fund or in the Dividend Reinvestment Plan.

   The undersigned either (check one box):

   [_] was the beneficial owner as of the close of business on January 31, 1996, and continues to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares (other than Shares held in the Fund or in the Dividend Reinvestment Plan), all of which are being tendered, or

   [_] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on January 31, 1996, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (other than Shares held in the Fund or in the Dividend Reinvestment Plan), and is tendering all of such Shares.

   If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Purchasers in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal). [_]

                           DIVIDEND REINVESTMENT PLAN
                              (SEE INSTRUCTION 14)

   This section is to be completed ONLY if Shares held in the Dividend Reinvestment Plan are to be tendered.

   [_] By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the administrator of the Dividend Reinvestment Plan to tender the following number of Shares credited to the undersigned's Dividend Reinvestment Plan account at the price per Share indicated in the box entitled "Price (in Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

                                 ______Shares*

 * The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 6, 7 AND 8)              (SEE INSTRUCTIONS 6, 7 AND 8)


  To be completed ONLY if the                To be completed ONLY if the
 check for the purchase price of            check for the purchase price of
 Shares purchased and/or certifi-           Shares purchased and/or certifi-
 cates for Shares not tendered or           cates for Shares not tendered or
 not purchased are to be issued             not purchased are to be mailed
 in the name of someone other               to someone other than the under-
 than the undersigned.                      signed or to the undersigned at
                                            an address other than that shown
                                            below the undersigned's signa-
                                            ture(s).

 Issue  [_] check
 and/or [_] certificate(s) to:


 Name ____________________________          Mail  [_] check
 _________________________________          and/or [_] certificates to:
 _________________________________          Name_____________________________
          (PLEASE PRINT)                    _________________________________
 Address _________________________          _________________________________
 _________________________________                   (PLEASE PRINT)
        (INCLUDE ZIP CODE)                  Address _________________________
 _________________________________          _________________________________
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
       SOCIAL SECURITY NO.)

                               CONDITIONAL TENDER

   A tendering stockholder may condition his or her tender of Shares upon the purchase by the Purchasers of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Purchasers pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

   Minimum number of Shares that must be purchased, if any are purchased:

                                 ______Shares

                                   SIGN HERE
       (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF
                                TRANSMITTAL)
 ___________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)
 ___________________________________________________________________________

 Dated __________________ , 1996
 Name(s) ___________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________
                                 (PLEASE PRINT)
 Capacity (full title) _____________________________________________________
 Address ___________________________________________________________________
 ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone No. _______________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Name of Firm ______________________________________________________________
 Authorized Signature ______________________________________________________
 Dated __________________ , 1996

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, (b) if such Shares are tendered for the account of an Eligible Institution, or (c) if this Letter of Transmittal is signed by a participant in the Dividend Reinvestment Plan whose account is credited with Shares tendered herewith. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. This Letter of Transmittal also may be used to tender Shares held in the Dividend Reinvestment Plan by completing the box entitled "Dividend Reinvestment Plan." See Instruction 14. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchasers (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. Fractional Shares will be purchased, unless proration of tendered Shares is required (in which event no fractional Shares will be purchased). See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal, except that any stockholder who owned beneficially as of the close of business on January 31, 1996, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (other than Shares held in the Fund or in the Dividend Reinvestment Plan), may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Purchasers. Only one box may be checked. If more than one box is checked or if no box is checked (except as provided in the Odd Lots box and this Instruction 5), there is no valid tender of Shares. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. Participants in the Dividend Reinvestment Plan who intend to tender Shares held in the Dividend Reinvestment Plan in addition to Shares which are not held in the Dividend Reinvestment Plan (other than Shares held in the Fund) may use one Letter of Transmittal to tender all of such Shares if such participant wishes to tender all such Shares at the same price. Separate Letters of Transmittal must be used if a participant in the Dividend Reinvestment Plan intends to tender Shares held in the Dividend Reinvestment Plan and Shares not held in the Dividend Reinvestment Plan (other than Shares held in the Fund) at different prices. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates (or, in the case of Shares held in the Dividend Reinvestment Plan, on the account credited with the tendered Shares) without alteration, enlargement or any change whatsoever.

  If any of the Shares hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of the authority of such person so to act must be submitted.

  7. STOCK TRANSFER TAXES. The Purchasers will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

  9. ODD LOTS. As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on January 31, 1996, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (other than Shares held in the Fund or in the Dividend Reinvestment Plan) and who validly and unconditionally tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Shares held in the Fund and in the Dividend Reinvestment Plan will be subject to any proration, even if such Shares are owned by a person who beneficially owned, as of the close of business on January 31, 1996, and continues to own beneficially as of the Expiration Date, fewer than 100 Shares held in either or both of the Fund and the Dividend Reinvestment Plan. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

  10. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Questions concerning the tender of Shares held in the Dividend Reinvestment Plan should be directed to the administrator of the Dividend Reinvestment Plan. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at the Purchasers' expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  12. IRREGULARITIES. All questions as to the Purchase Price, the form of documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Purchasers, in their sole discretion, and their determination shall be final and binding. The Purchasers reserve the absolute right to reject any or all tenders of Shares that they determine are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Purchasers' counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Purchasers also reserve the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Purchasers' interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchasers shall determine. None of the Company, the Subsidiary, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  13. FUND. Participants in the Plan may not use this Letter of Transmittal to direct the tender of Shares held in the Fund and credited to a participant's account, but must use the separate election form sent to them by the Purchasers.

  14. DIVIDEND REINVESTMENT PLAN. If a tendering stockholder desires to tender Shares held in the Dividend Reinvestment Plan credited to the stockholder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" must be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the stockholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal. Questions concerning the tender of Shares held in the Dividend Reinvestment Plan should be directed to the administrator of the Dividend Reinvestment Plan.

  Participants in the Dividend Reinvestment Plan who intend to tender Shares held in the Dividend Reinvestment Plan in addition to Shares which are not held in the Dividend Reinvestment Plan (other than Shares held in the Fund) may use one Letter of Transmittal to tender all of such Shares if such participant wishes to tender all such Shares at the same price. Separate Letters of Transmittal must be used if a participant in the Dividend Reinvestment Plan intends to tender Shares held in the Dividend Reinvestment Plan and Shares not held in the Dividend Reinvestment Plan (other than Shares held in the Fund) at different prices. Participants in the Dividend Reinvestment Plan who do not wish to tender their Shares held in the Dividend Reinvestment Plan do not need to take any action.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

  Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-9, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

               PAYER'S NAME: FIRST INTERSTATE BANK OF CALIFORNIA



                            PART 1--PLEASE PROVIDE      TIN _________________
 SUBSTITUTE                 YOUR TIN IN THE BOX AT         Social Security
 FORM W-9                   RIGHT AND CERTIFY BY         Number or Employer
                            SIGNING AND DATING             Identification
                            BELOW.                             Number

                           ----------------------------------------------------

 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE   NAME (PLEASE PRINT)

                            --------------------------- PART 2--For Payees
 PAYOR'S REQUEST FOR        ADDRESS                     exempt from backup
 TAXPAYER IDENTIFICATION                                withholding, see the
 NUMBER (TIN)               --------------------------- Important Tax
 AND CERTIFICATION          CITY    STATE  ZIP CODE     Information above and
                                                        Guidelines for
                                                        Certification of
                                                        Taxpayer
                                                        Identification Number
                                                        on Substitute Form W-
                                                        9 enclosed herewith
                                                        and completed as
                                                        instructed herein.

                                                        Awaiting TIN   [_]

                           ----------------------------------------------------

                            PART 3--CERTIFICATION-UNDER THE PENALTIES OF
                            PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

                            SIGNATURE _________________________  DATE _________

                            You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

 SIGNATURE ________________________________       DATE:____________, 1996

                             THE INFORMATION AGENT:

                                  MORROW & CO.

                   909 THIRD AVENUE, NEW YORK, NEW YORK 10022

                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 754-8000

                           ALL OTHERS CALL TOLL FREE:
                                 1-800-662-5200

                              THE DEALER MANAGER:

                            PAINEWEBBER INCORPORATED

                    725 SOUTH FIGUEROA STREET, SUITE 4100
                         LOS ANGELES, CALIFORNIA 90017
                    TELEPHONE: (213) 972-1759 (CALL COLLECT)
                     TELEPHONE: (800) 526-8910 (TOLL-FREE)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

  To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1 (or check box 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

NOTE: Writing "Applied for" (or checking box 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

  As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

   If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

1.  You do not furnish your TIN to the requester, or

2.  The IRS notifies the requester that you furnished an incorrect TIN, or

3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

   Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

  (1) A corporation.

  (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).

  (3) The United States or any of its agencies or instrumentalities.

  (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

  (6) An international organization or any of its agencies or instrumentalities.

  (7) A foreign central bank of issue.

  (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

  (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10) A real estate investment trust.

  (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (12) A common trust fund operated by a bank under section 584(a).

  (13) A financial institution.

  (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  (15) A trust exempt from tax under section 664 or described in section 4947.

  Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

  Payments of interest generally not subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid by you.

 Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct
TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINs. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

  If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION.

1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

4. OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

6. EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

7. TIN "APPLIED FOR." Follow the instructions under HOW TO OBTAIN A TIN, on page 1, and sign and date this form.

SIGNATURE. -- For a joint account, only the person whose TIN is shown in Part I should sign.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.


WHAT NAME AND NUMBER TO GIVE THE REQUESTER

FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND SOCIAL SECURITY NUMBER OF:
--------------------------------  ----------------------------------------
1. Individual                     The individual

2. Two or more individuals        The actual owner of the
      (joint account)             account or, if combined
                                  funds, the first individual
                                  on the account/1/

3. Custodian account of           The minor/2/
   a minor (Uniform Gift
   to Minors Act)

4. a. The usual                   The grantor-trustee/1/
      revocable savings
      trust (grantor is
      also trustee)

   b. So-called trust             The actual owner/1/
      account that is not
      a legal or valid trust
      under state law

5. Sole proprietorship            The owner/3/
------------------------------    -------------------------------------
FOR THIS TYPE OF ACCCOUNT:        GIVE NAME AND EMPLOYER IDENTIFICATION
                                    NUMBER OF:

6. A valid trust, estate or       Legal entity/4/
   pension trust

7. Corporate                      The corporation

8. Association, club,             The organization
   religious, charitable,
   educational, or other
   tax-exempt
   organization

9. Partnership                    The partnership

10. A broker or registered        The broker or nominee
    nominee

11. Account with the              The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district, or prison) that
    receives agricultural
    program payments
--------------------------------------------------------------------------------
/1/ List first and circle the name of the person whose number you furnish.

/2/ Circle the minor's name and furnish the minor's Social Security Number.

/3/ Show your individual name. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.